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                           SELLING GROUP AGREEMENT
                       FOR LINCOLN FINANCIAL ADVISORS

   Effective July 1, 1997 this Agreement is made between Lincoln Financial Advisors [hereinafter called the "Broker"] and The Lincoln National Life Insurance Company, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802, an Indiana corporation [hereinafter called the "Company"].

   In consideration of the mutual promises contained herein, the parties hereto agree as follows:

   A.   Definitions

        (1) Contract--variable annuity, and variable universal life insurance contracts described in Schedule A attached hereto and issued by the Company and for which the Company acts as the principal underwriter. From time to time Schedule A may be amended. Such amendments will be effective upon written notification to the Broker that a new or amended Schedule A has been issued.

        (2) Account--segregated investment accounts in which the Company sets aside and invests the assets to fund the benefits under the Contracts.

        (3) Funds--Any of the mutual funds in which net purchase payments are invested at net asset value pursuant to the directions of the Contract owner.

        (4) Registration Statement--the Registration Statements and amendments thereto on file with the SEC relating to the Contracts, the Account, and the Funds, including financial statements and all exhibits, as applicable.

        (5) Prospectus--the prospectus included within the Registration Statements referred to herein.

        (6)  1933 Act--the Securities Act of 1933, as amended.

        (7)  1934 Act--the Securities and Exchange Act of 1934, as amended.

        (8)  1940 Act-the Investment Company Act of 1940, as amended.

        (9)  SEC--the Securities and Exchange Commission.


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    B.  Agreements of Company

        (1) Company hereby authorizes Broker during the term of this Agreement to solicit applications for Contracts from eligible persons, provided that there is an effective Registration Statement relating to such Contracts and provided further that Broker has been notified by Company that the contracts are qualified for sale under all applicable securities and insurance laws of the state or jurisdiction in all applicable jurisdictions. In connection with the solicitation of applications for Contracts, Broker is hereby authorized to offer riders that are available with the Contracts in accordance with instructions furnished by Company.

        (2) Company, during the terms of this Agreement, will notify Broker of the issuance by the SEC of any stop order with respect to the Registration Statement or any amendments thereto or the initiation of any proceedings for that purpose or for any other purpose relating to the Registration and/or offering of the Contracts and of any other action or circumstance that may prevent the lawful sale of the Contracts in any state or jurisdiction.

        (3) During the term of this Agreement, Company shall advise Broker of any amendment to the Registration Statement or any amendment or supplement to any Prospectus.

    C.  Agreements of Broker

        (1) Broker represents that it is a properly registered and licensed broker or dealer under federal and state securities laws and regulations and a member in good standing of the National Association of Securities Dealers, Inc. [hereinafter "NASD"] and agrees to notify Company immediately if Broker ceases to be so registered or licensed or a member in good standing of the NASD. Further, Broker represents that each of its agents licensed to sell contracts [each respectively referred to hereinafter as "the Agent"] will be soliciting applications for Contracts under this Agreement. Broker represents that the Agent is a fully-registered representative of the Broker and moreover that the Agent is a registered representative in good standing with the NASD, with accreditation to sell the Contracts as required by the NASD.

        (2) Commencing at such time as Company and Broker shall agree upon, Broker agrees to use its best efforts to find purchasers for the Contracts acceptable to the Company. In meeting its obligation to use its best efforts to solicit applications for Contracts, Broker shall, during the term of this Agreement, engage in the following activities:

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             (a)  Continuously utilize training, sales, and only such
                  promotional materials which have been approved by Company for those Contracts defined in this Agreement.

             (b) Abide by all rules and regulations of the NASD, including its Conduct Rules (which shall control and override any provision to the contrary in this Agreement), and company with all applicable federal and state laws, rules and regulations. Broker is responsible for supervision of Agent and other associated persons which will enable Broker to assure that Agent and associated persons are in compliance with applicable securities laws, rules, regulations and statements of policy promulgated thereunder.

             (c) After reasonable inquiry of each applicant, Broker shall take reasonable steps to ensure that the Agent shall not make recommendations to an applicant to purchase a Contract in the absence of reasonable grounds to believe that the purchase of the Contract is suitable for such applicant.

        (3) All payments for Contracts collected by the Agent shall be held at all times in a fiduciary capacity and shall be remitted promptly, in full, together with such applications, forms, and other required documentation to the designated office of the Company. Checks or money orders in payment of initial premiums shall be drawn to the order of The Lincoln National Life
             Insurance Company. Broker acknowledges that the Company retains the ultimate right to control the sale of the Contracts and that the Company shall have the unconditional right to reject, in whole or in part, any application for the Contract. In the event Company rejects an application, Company will immediately return all payments directly to the purchaser, and the Broker will be notified of such action. In the event that any purchaser of a Contract elects to return such Contract, as allowed by the applicable state law, federal law or NASD
             Conduct Rules, the purchaser will receive a refund in accordance with the provisions of the applicable law or rule.

        (4) Broker shall return any related sales commission to the Company, if a Contract is tendered for redemption within seven business days after acceptance of the Contract application.

        (5) Broker shall act as an independent contractor, and nothing contained herein shall make Broker or any one of its employees, or the Agent, an employee of Company in connection with the solicitation of, or applications for, Contracts. The Broker, the Agent, and the employees of either the Broker or Agent shall not hold themselves out to be employees of Company in this connection or in any dealings with the public.

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        (6)  Broker agrees that any material it develops, approves or uses for sales, training, explanatory or other purposes including illustrations in connection with the solicitation of applications for Contracts hereunder (other than generic advertising materials which do not make specific reference to the Contracts) will not be used without the prior written consent of Company and, where appropriate, the endorsement of Company.

        (7) Solicitation and other activities by Broker shall be undertaken only in accordance with applicable laws and regulations. The Agent shall not solicit applications for the Contracts until duly licensed and appointed by the Company as a life insurance and variable contract broker or agent of Company in the appropriate states or other jurisdictions. Broker shall ensure that the Agent fulfills any training requirements necessary to be licensed to sell such products. Broker understands and acknowledges that neither it nor the Agent is authorized by Company to give any information or make any representation in connection with this Agreement or the offering of the Contracts other than those contained in the Prospectus or other solicitation material authorized in writing by Company.

        (8) Broker shall not have authority on behalf of Company to make, alter, or discharge any Contract or other form; waive any forfeiture; extend the time of paying any premium; or receive any monies or premiums due, or to become due, to Company, except as set forth in Section C(3) of this Agreement. Broker shall not expend, nor contract for the expenditure of the funds of Company, nor shall Broker possess or exercise any authority on behalf of the Company under this Agreement.

        (9) Broker shall have the responsibility for maintaining the records of the Agent. Broker shall maintain such other records as are required of it by applicable laws and regulations. The books, accounts and records of Company, the Account and Broker relating to the sale of the Contract shall be maintained so as to clearly and accurately disclose the nature and details of the transactions. All records maintained by the Broker in connection with this Agreement shall be the property of the Company and shall be returned to the Company upon termination of this Agreement, free from any claims or retention of rights by the Broker. Nothing in this Section C(9) shall be interpreted to prevent the Broker from retaining copies of any such records which the Broker, in its discretion, deems necessary or desirable to keep. The Broker shall keep confidential any information obtained pursuant to this Agreement, and shall disclose such information, only if the Company has authorized such disclosure, or if such disclosure is expressed or required by an applicable federal or state regulatory authority.

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    D.  Compensation

        (1) Company shall arrange for the payment of commissions to the Agent as compensation for the sale of each Contract sold by the Agent. Compensation shall be paid according to the terms of Section B of the Broker and Agent Contracts entered into between the Company and the Broker, and the Company and the Agent. No compensation is payable unless the Broker and the Agent have first complied with all applicable insurance laws, rules, and regulations. Company shall identify to the Broker, with each such payment, the name of the Agent as the one who solicited each Contract covered by the payment.

        (2) Neither Broker nor the Agent shall have any right to withhold or deduct any part of any premium it shall receive for the purposes of the payment of commission or otherwise.

        (3) Upon termination of this Agreement, the Company will pay commissions to the Agent only to the extent provided in Section B of the Agent's Contract entered into between the Company and the Agent. Furthermore, in the event of termination, Company will pay commissions to the Broker only to the extent provided in Section B of the Broker's contract entered into between the Company and the Agent.

        (4) No commissions will be paid for the sale of Contracts not listed in Schedule A.

        (5) No commissions will be paid for the sale of Contracts in jurisdictions in which the Broker and/or its Agents are not duly licensed.

    E.  Complaints and Investigations

        (1) Broker and Company jointly agree to cooperate fully in any insurance regulatory investigation or proceeding or judicial proceeding arising in connection with the contracts marketed under this Agreement. Broker and Company further agree to cooperate fully in any securities regulatory investigation or proceeding or judicial proceeding with respect to Broker, Company, their affiliates and the Agent to the extent that such investigation or proceeding is in connection with Contracts marketed under this Agreement. Broker and Company shall furnish applicable federal and state regulatory authorities with any information or reports in connection with their services under this Agreement which such authorities may request in order to ascertain whether the Company's or Broker's operations are being conducted in a manner consistent with any applicable law or regulation.

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        (2)  Broker warrants and represents that as of the date of execution of this Agreement, it has no knowledge of any pending or threatened complaint or investigation instituted against any of its Agents relating to the sale of any Contracts listed in Schedule A.

   F.   Termination of Agreement

        (1) This Agreement shall continue in force unless terminated by either party pursuant to Section A of the Broker Contract entered into between the Company and Broker.

        (2) Upon termination of this Agreement, all authorizations, rights and obligations themselves shall cease except (a) the agreements contained in Section E hereof; and (b) the indemnity agreement set forth in Section G hereof.

    G.  Indemnity

        (1) Broker shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement.

        (2) Company agrees to indemnify and hold harmless Broker and each officer or director of Broker against any losses, claims, damages or liabilities, joint or several, to which Broker or such officer or director becomes subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make these statements therein not misleading, contained in any Registration Statement or any post-effective amendment thereof or in the Prospectus, or any sales literature provided by the Company.

        (3) Broker agrees to indemnify and hold harmless Company and each of its current and former directors and officers and each person, if any, who controls or has controlled the Company within the meaning of the 1933 Act of the 1934 Act, against any losses, claims, damages or liabilities to which Company and any such director or officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect there) arise out of, or are based upon:

             (a) Any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices concerning the Contracts by Broker, its agents and its employees; or

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             (b)  Claims by the Agent, Broker or their employees for
                  commissions, service fees, development allowances or other compensation or remuneration of any type; or

             (c) The failure of Broker, its officers, employees, or the Agent to comply with the provisions of this Agreement; or

             (d) The fraudulent, malicious, intentional, reckless, knowing or negligent acts or omissions of Broker's employees, officers, agents or sales persons;

             and Broker will reimburse Company and any director or officer or controlling person of either for any legal or other expenses reasonably incurred by Company, or such director, officer of controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action. This indemnity agreement will be in addition to any liability which Broker may otherwise have.

    H.  Assignability

        (1) This Agreement shall not be assigned by either party without the written consent of the other.

    I.  Governing Law

        (1) This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed this 26th day of June, 1997.

The Lincoln National Life Insurance Company     Lincoln Financial Advisors, Inc.
[COMPANY]                                       [BROKER]


By:  /s/ Kelly D. Clevenger                     By:  Richard C. Boyles
     -----------------------------------             ---------------------------

Its: Vice President                             Its: Chief Financial Officer
     -----------------------------------             ---------------------------

                                   Schedule A

                                     to the

                             Selling Group Agreement

                                     Between

                           The Company and The Broker



                The following is a list of Contracts that Broker has been granted authority by the Company to sell:


             1.       Lincoln National Life Insurance Company
                      Multi Fund(R) Variable Annuity Contracts

             2.       Lincoln National Life Insurance Company
                      Variable Universal Life III Contracts





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                                    Selling Group Agreement
                                           Between
                                   The Company and The Broker
                                   Effective February 9, 1999

                The following is a list of Contracts that Broker has been granted authority by the Company to sell:

             1. Lincoln National Life Insurance Company
                Multi-Fund(R) Variable Annuity Contracts
                (Lincoln National Variable Annuity Account C)

             2. Lincoln National Life Insurance Company
                Variable Universal Life III Contracts
                (Lincoln Life Flexible Premium Variable Life Account G)

             3. Lincoln National Life Insurance Company
                Multi-Fund(R) Variable Life
                (Lincoln Life Flexible Premium Variable Life Account K)

             4. Lincoln National Life Insurance Company
                VUL I
                (Lincoln Life Flexible Premium Variable Life Account M)

             5. Lincoln National Life Insurance Company
                Delaware-Lincoln ChoicePlus
                Delaware-Lincoln ChoicePlus XL
                (Lincoln National Variable Annuity Account N)

             6. Lincoln National Life Insurance Company
                Group Multi-Fund(R)
                (Lincoln Life Variable Annuity Account Q)

             7. Lincoln National Life Insurance Company
                SVUL
                (Lincoln Life Flexible Premium Variable Life Account R)

                IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer specified below.

THE LINCOLN NATIONAL LIFE                         LINCOLN FINANCIAL
INSURANCE COMPANY [COMPANY]                       ADVISORS, INC. [BROKER]

By: /s/ Kelly D. Clevenger                        By:  /s/ Richard C. Boyles
   ------------------------                           -----------------------
   Kelly D. Clevenger                                 Richard C. Boyles
   Vice President                                     Chief Financial Officer

                             Amendment to Schedule A
                         To the Selling Group Agreement
                                     Between
                           The Company and The Broker
                           Effective October 15, 1999

             The following is a list of Contracts that Broker has been granted authority by the Company to sell:

             1. Lincoln National Life Insurance Company
                Multi-Fund(R) Variable Annuity Contracts
                (Lincoln National Variable Annuity Account C)

             2. Lincoln National Life Insurance Company
                Variable Universal Life III Contracts
                (Lincoln Life Flexible Premium Variable Life Account G)

             3. Lincoln National Life Insurance Company
                Multi-Fund(R) Variable Life
                (Lincoln Life Flexible Premium Variable Life Account K)

             4. Lincoln National Life Insurance Company
                VUL I
                (Lincoln Life Flexible Premium Variable Life Account M)

             5. Lincoln National Life Insurance Company
                Delaware-Lincoln ChoicePlus
                Delaware-Lincoln ChoicePlus XL
                (Lincoln National Variable Annuity Account N)

             6. Lincoln National Life Insurance Company
                Group Multi-Fund(R)
                (Lincoln Life Variable Annuity Account Q)

             7. Lincoln National Life Insurance Company
                SVUL
                (Lincoln Life Flexible Premium Variable Life Account R)

             8. Lincoln National Life Insurance Company
                eAnnuity(TM) Variable Annuity Contracts
                (Lincoln National Variable Annuity Account C)

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer specified below.

THE LINCOLN NATIONAL LIFE                         LINCOLN FINANCIAL INSURANCE
COMPANY [COMPANY]                                 ADVISORS, INC. [BROKER]

By: /s/ Kelly D. Clevenger                        By:
   ----------------------------                      -------------------------
   Kelly D. Clevenger                                Richard C. Boyles
   Vice President                                    Chief Financial Officer

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer specified below.


THE LINCOLN NATIONAL LIFE                         LINCOLN FINANCIAL INSURANCE
COMPANY [COMPANY]                                 ADVISORS,INC. [BROKER]

By:                                               By: /s/ Richard C. Boyles
   -------------------------                         -------------------------
   Kelly D. Clevenger                                Richard C. Boyles
   Vice President                                    Chief Financial Officer




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                             Amendment to Schedule A
                         To the Selling Group Agreement
                                     Between
                           The Company and The Broker
                           Effective November 22, 1999

             The following is a list of Contracts that Broker has been granted authority by the Company to sell:

             1. Lincoln National Life Insurance Company
                Multi-Fund(R) Variable Annuity Contracts
                (Lincoln National Variable Annuity Account C)

             2. Lincoln National Life Insurance Company
                Variable Universal Life III Contracts
                (Lincoln Life Flexible Premium Variable Life Account G)

             3. Lincoln National Life Insurance Company
                Multi-Fund(R) Variable Life
                (Lincoln Life Flexible Premium Variable Life Account K)

             4. Lincoln National Life Insurance Company
                VUL I
                (Lincoln Life Flexible Premium Variable Life Account M)

             5. Lincoln National Life Insurance Company
                Delaware-Lincoln ChoicePlus
                Delaware-Lincoln ChoicePlus XL
                (Lincoln National Variable Annuity Account N)

             6. Lincoln National Life Insurance Company
                Group Multi-Fund(R)
                (Lincoln Life Variable Annuity Account Q)

             7. Lincoln National Life Insurance Company
                SVUL
                (Lincoln Life Flexible Premium Variable Life Account R)

             8. Lincoln National Life Insurance Company
                eAnnuity(TM) Variable Annuity Contracts
                (Lincoln National Variable Annuity Account C)

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer specified below.

THE LINCOLN NATIONAL LIFE                         LINCOLN FINANCIAL
COMPANY [COMPANY]                                 ADVISORS, INC. [BROKER]

By: /s/ Kelly D. Clevenger                        By:  /s/ Richard C. Boyles
   ----------------------------                      -------------------------
   Kelly D. Clevenger                                Richard C. Boyles
   Vice President                                    Second Vice President
                                                       and Controller



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                             Amendment to Schedule A
                         To the Selling Group Agreement
                                    Between
                           The Company and The Broker
                           Effective February 14, 2000

     The following is a list of Contracts that Broker has been granted authority by the Company to sell:

                    1.   Lincoln National Life Insurance Company
                         Multi-Fund(R) Variable Annuity Contracts
                         (Lincoln National Variable Annuity Account C)

                    2.   Lincoln National Life Insurance Company
                         Variable Universal Life III Contracts
                         (Lincoln Life Flexible Premium Variable Life Account G)

                    3.   Lincoln National Life Insurance Company
                         Multi-Fund(R) Variable Life
                         (Lincoln Life Flexible Premium Variable Life Account K)

                    4.   Lincoln National Life Insurance Company
                         VUL I
                         (Lincoln Life Flexible Premium Variable Life Account M)

                    5.   Lincoln National Life Insurance Company
                         Delaware-Lincoln ChoicePlus
                         Delaware-Lincoln ChoicePlus XL
                         (Lincoln Life Variable Annuity Account N)

                    6.   Lincoln National Life Insurance Company
                         Group Multi-Fund(R)
                         (Lincoln Life Variable Annuity Account Q)

                    7.   Lincoln National Life Insurance Company
                         SVUL
                         (Lincoln Life Flexible Premium Variable Life Account R)

                    8.   Lincoln National Life Insurance Company
                         eAnnuity(TM) Variable Annuity Contracts
                         (Lincoln National Variable Annuity Account C)

                    9.   Lincoln National Life Insurance Company
                         Lincoln Director(TM)



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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule A to be executed in its name and behalf by its duly authorized officer specified below.

THE LINCOLN NATIONAL LIFE                LINCOLN FINANCIAL ADVISORS, INC.
INSURANCE COMPANY [COMPANY]              [BROKER]


By: /s/ Kelly D. Clevenger               By: /s/ Richard C. Boyles
    -----------------------                  ------------------------
    Kelly D. Clevenger                       Richard C. Boyles
    Vice President                           Second Vice President and
                                             Controller



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                             Amendment to Schedule A
                         To the Selling Group Agreement
                                     Between
                           The Company and The Broker
                           Effective September 26, 2000

     The following is a list of Contracts that Broker has been granted authority by the Company to sell:

                    1.   Lincoln National Life Insurance Company
                         Multi-Fund(R) Variable Annuity Contracts
                         (Lincoln National Variable Annuity Account C)

                    2.   Lincoln National Life Insurance Company
                         Variable Universal Life III Contracts
                         (Lincoln Life Flexible Premium Variable Life Account G)

                    3.   Lincoln National Life Insurance Company
                         Multi-Fund(R) Variable Life
                         (Lincoln Life Flexible Premium Variable Life Account K)

                    4.   Lincoln National Life Insurance Company
                         VUL I
                         (Lincoln Life Flexible Premium Variable Life Account M)

                    5.   Lincoln National Life Insurance Company
                         Lincoln ChoicePlus
                         Lincoln ChoicePlus XL
                         Lincoln ChoicePlus Access
                         Lincoln ChoicePlus Bonus
                         (Lincoln Life Variable Annuity Account N)

                    6.   Lincoln National Life Insurance Company
                         Group Multi-Fund(R)
                         (Lincoln Life Variable Annuity Account Q)

                    7.   Lincoln National Life Insurance Company
                         SVUL
                         (Lincoln Life Flexible Premium Variable Life Account R)

                    8.   Lincoln National Life Insurance Company
                         eAnnuity(TM) Variable Annuity Contracts
                         (Lincoln National Variable Annuity Account C)

                    9.   Lincoln National Life Insurance Company
                         Lincoln Director(TM)

                    10.  Lincoln National Life Insurance Company
                         CVUL
                         (Lincoln Life Flexible Premium Variable Life Account S)

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer specified below.




THE LINCOLN NATIONAL LIFE                LINCOLN FINANCIAL ADVISORS, INC.
INSURANCE COMPANY [COMPANY]                   [BROKER]


By: /s/ G. Michael Antrobus              By: /s/ Richard C. Boyles
    -----------------------                  ------------------------
    G.Michael Antrobus                       Richard C. Boyles
    Second Vice President                    Second Vice President and
                                             Controller

                             Amendment to Schedule A
                         To the Selling Group Agreement
                                     Between
                   The Lincoln National Life Insurance Company
                                       and
                     Lincoln Financial Advisors Corporation
                            Effective August 1, 2001

     The following is a list of Contracts that Broker has been granted authority by the Company to sell:

                    1.  Lincoln National Life Insurance Company
                        Multi-Fund(R) Variable Annuity Contracts
                        (Lincoln National Variable Annuity Account C)

                    2.  Lincoln National Life Insurance Company
                        Variable Universal Life III Contracts
                        (Lincoln Life Flexible Premium Variable Life Account G)

                    3.  Lincoln National Life Insurance Company
                        Multi-Fund(R) Variable Life
                        (Lincoln Life Flexible Premium Variable Life Account K)

                    4.  Lincoln National Life Insurance Company
                        VUL I
                        VUL(CV)
                        VUL(DB)
                        VUL(CVII)
                        LVUL-MG
                        (Lincoln Life Flexible Premium Variable Life Account M)

                    5.  Lincoln National Life Insurance Company
                        Lincoln ChoicePlus
                        Lincoln ChoicePlus Access
                        Lincoln ChoicePlus Bonus
                        Lincoln ChoicePlus II
                        Lincoln ChoicePlus II Access
                        Lincoln ChoicePlus II Bonus
                        Lincoln ChoicePlus II Advance
                        (Lincoln National Variable Annuity Account N)

                    6.  Lincoln National Life Insurance Company
                        Group Multi-Fund(R)
                        (Lincoln Life Variable Annuity Account Q)

                    7.  Lincoln National Life Insurance Company
                        SVUL
                        (Lincoln Life Flexible Premium Variable Life Account R)

           IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer specified below.

   THE LINCOLN NATIONAL LIFE                        LINCOLN FINANCIAL
   INSURANCE COMPANY [COMPANY]                      ADVISORS CORPORATION
                                                    [BROKER]

   By:                                              By:
      ------------------------                         ------------------------
          Jeffrey K. Dellinger                               J. Michael Hemp
          Vice President                                     President